UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 24, 2015

CBL & ASSOCIATES PROPERTIES, INC.
CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Effective March 24, 2015, the Compensation Committee of the Board of Directors of CBL & Associates Properties, Inc. (the “Company”) approved, and the Compensation Committee and the Board of Directors have implemented beginning with fiscal 2015, the changes described below to the Company’s incentive compensation programs for those individuals who currently qualify as “named executive officers” of the Company pursuant to Item 402(a)(3) of Securities and Exchange Commission (“SEC”) Regulation S-K.

New Annual Incentive Program for Named Executive Officers

Beginning with the Company’s 2015 fiscal year, the Compensation Committee adopted an Annual Incentive Compensation Plan (“AIP”) that it believes will incentivize the named executive officers to produce a high level of operational performance by explicitly linking the majority of their annual bonuses to two quantitative performance metrics, Funds From Operations (“FFO”) and Same-center Net Operating Income (“NOI”) growth, that the Compensation Committee believes are important drivers in the creation of shareholder value, while also rewarding more subjective and qualitative elements of each executive’s performance through a reduced discretionary component.

The material terms of the AIP are summarized in the Compensation Discussion and Analysis that appears on pages 27 through 42 of the definitive proxy statement on Schedule 14A for the Company’s 2015 Annual Meeting of Stockholders, which is being filed with the SEC simultaneously with this report (the “Proxy Statement”) and which description is incorporated by reference herein. Such description is qualified in its entirety by reference to the full text of the AIP, which is filed as an exhibit to this report.

New Long Term Incentive Program for Named Executive Officers

Beginning with the 2015 fiscal year, the Compensation Committee also is replacing purely time-vested restricted stock awards with a new Long Term Incentive Program for the named executive officers under the Company’s 2012 Stock Incentive Plan, which consists of the following two components:

•
“Performance Stock Unit Awards” - 60% of the value of each named executive officer’s annual Long Term Incentive Award (65% for the CEO) will consist of a performance stock unit award authorized by the Compensation Committee under the Company’s 2012 Stock Incentive Plan. The number of shares of the Company’s Common Stock that each named executive officer may receive upon the conclusion of the three-year performance period applicable to each such award is determined by Company’s achievement of specified levels of long-term relative Total Stockholder Return (“TSR”) performance versus the NAREIT Retail Index, provided that at least a “Threshold” level must be attained for any shares to be received.

•
“Annual Restricted Stock Awards” - 40% of the value of each named executive officer’s Long Term Incentive Awards (35% for the CEO) will consist of a grant of shares of time-vesting restricted stock awarded based on the Compensation Committee’s subjective evaluation of the performance of the Company and the officer during each fiscal year, having similar terms to the current time-vesting restricted stock awards under the Company’s 2012 Stock Incentive Plan, other than all such awards will now vest in five annual installments (20% at the date the shares are awarded and an additional 20% on each of the four subsequent anniversaries of such date), regardless of the named executive officer’s age and years of service.

In conjunction with the establishment of this Long Term Incentive Program for 2015, the Compensation Committee also approved, effective March 24, 2015, the following target values and initial awards for each of the named executive officers an initial grant of Performance Stock Unit Awards to each of the Company’s named executive officers covering the 2015 – 2017 performance period, as follows:

Named Executive Officer	Target Value of Initial Long Term Incentive Award	Target Value of Performance Based Award	Number of Performance Stock Units Issued (1)	Target Value of Initial Time- Vested Award	Number of Shares Issued for Time- Vested Award
Stephen D. Lebovitz, President and Chief Executive Officer	$1,750,000	$1,137,500	56,592	$612,500	(2)
Charles B. Lebovitz, Chairman of the Board	$1,250,000	$750,000	37,313	$500,000	(2)
Farzana K. Mitchell, Executive Vice President, Chief Financial Officer and Treasurer	$500,000	$300,000	14,925	$200,000	(2)
Augustus N. Stephas, Executive Vice President and Chief Operating Officer	$500,000	$300,000	14,925	$200,000	(2)
Michael I. Lebovitz, Executive Vice President – Development and Administration	$500,000	$300,000	14,925	$200,000	(2)

(1)
The number of Performance Stock Units granted for the initial 2015 – 2017 performance period in relation to the target value of the performance based award was determined by dividing such value by $20.10, the average of the high and low prices reported for the Company’s Common Stock on the New York Stock Exchange (“NYSE”) on the initial date of grant.

(2)
The number of shares of Common Stock issued in relation to each time-vested stock award will be determined by dividing the amount of the targeted value of each such award that the Compensation Committee ultimately determines that each named Executive officer has earned, based on the Compensation Committee’s subjective evaluation of the Company’s performance during 2015, by the average of the high and low prices reported for the Company’s Common Stock on the NYSE on the date in early 2016 that the Compensation Committee makes such determination.

For a full description of the material terms and conditions applicable to both Performance Stock Unit Awards and Annual Restricted Stock Awards, and the potential compensation that may be realized by the named executive officers under each such award, please refer to the Compensation Discussion and Analysis that appears on pages 27 through 42 of the Proxy Statement, which description is incorporated by reference herein. Such description is qualified in its entirety by reference to the full text of the Company’s 2012 Stock Incentive Plan, as amended, and the respective Form of Performance Stock Unit Award Agreement and Form of Named Executive Officer Stock Restriction Agreement under such plan, each of which is filed or incorporated by reference as an exhibit to this report.

Additional Changes to Compensation Related Policies

In conjunction with implementing the Annual Incentive Program and Long Term Incentive Program for the Company’s named executive officers described above, the Company’s Board of Directors and Compensation Committee also took the following actions intended to further enhance the alignment of such officers’ economic interests with those of the Company’s shareholders:

•
amended the Company’s Corporate Governance Guidelines to increase the minimum stock ownership requirement applicable to the Company’s Chief Executive Officer from shares having a value equal to 3x the prior calendar year’s annual base salary for the CEO to shares having a value equal to 10x the prior calendar year’s annual base salary for the CEO; and

•
implemented a clawback policy applicable to the Company’s named executive officers, pursuant to which the Company shall require reimbursement of any incentive compensation paid to a named executive officer where: (i) the incentive compensation was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of the Company’s financial statements filed with the SEC; (ii) the Board determines, after a thorough investigation involving, if necessary, independent legal counsel, and after considering the totality of the circumstances and the information gleaned from such investigation, that the named executive officer engaged in intentional misconduct that caused or substantially caused the need for the substantial restatement; and (iii) a lower amount of incentive compensation would have been paid to the named executive officer based upon the restated financial results. In each such instance, the Company will, to the extent practicable, seek to recover from the named executive officer the amount by which the named executive officer’s incentive compensation for the relevant period exceeded the lower amount of incentive compensation that would have been paid to such named executive officer based on the restated financial results.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
10.5.4	CBL & Associates Properties, Inc. 2012 Stock Incentive Plan. Incorporated by reference from the Company's Current Report on Form 8-K, filed on May 10, 2012.*
10.5.7	Amendment No. 1 to CBL & Associates Properties, Inc. 2012 Stock Incentive Plan. Incorporated by reference from the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2013.**
10.5.8	Form of Performance Stock Unit Award Agreement under CBL & Associates Properties, Inc. 2012 Stock Incentive Plan
10.5.9	Form of Named Executive Officer Stock Restriction Agreement under CBL & Associates Properties, Inc. 2012 Stock Incentive Plan
10.5.10	CBL & Associates Properties, Inc. Named Executive Officer Annual Incentive Compensation Plan (AIP) (Fiscal Year 2015)

*    SEC File No. 1-12494

**    SEC File No. 1-12494 and 333-182515-01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
Farzana K. Mitchell
Executive Vice President – Chief
Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana K. Mitchell
Farzana K. Mitchell
Executive Vice President – Chief
Financial Officer and Treasurer

Date: March 27, 2015

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